Goodwill and Other Intangibles	12 Months Ended
Dec. 31, 2011
Goodwill and Other Intangibles [Abstract]
Goodwill and Other Intangibles
I.	Goodwill and Other Intangibles

Changes in the carrying value of goodwill during 2010 and 2011, by reporting segment, are presented in the following table (in millions):

	Property and	Annuity and
	Casualty	Supplemental	Total
Balance January 1, 2010	$152	$56	$208
Impairment charge	—	(22)	(22)

Balance December 31, 2010 and 2011	$152	$34	$186

In the third quarter of 2010, management decided to de-emphasize the sale of supplemental health insurance products through career agents, including the sale of a marketing subsidiary. As a result of this decision, AFG performed an interim impairment test of the goodwill associated with the reporting unit using an income valuation method based on discounted cash flows. Based on the results of this test, AFG recorded a goodwill impairment charge of $22 million (included in realized gains (losses) on subsidiaries) to write off all of the goodwill related to this reporting unit.

Included in other assets in AFG’s Balance Sheet is $41 million at December 31, 2011 and $49 million at December 31, 2010 in amortizable intangible assets related to property and casualty insurance acquisitions. These amounts are net of accumulated amortization of $47 million and $35 million, respectively. Amortization of these intangibles was $12 million in each of 2011 and 2010 and $22 million in 2009. Future amortization of intangibles (weighted average amortization period of 3 years) is estimated to be $14 million in 2012, $13 million in each of 2013 and 2014, and less than $1 million per year thereafter. Other assets also include $8 million in non-amortizable intangible assets related to insurance licenses acquired in the acquisition of Vanliner in 2010.